SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  April 3, 1996




                        IES INDUSTRIES INC.
     (Exact name of registrant as specified in its charter)





    Iowa                            1-9187              42-1271452
(State or other jurisdiction      (Commission        (I.R.S. Employer
 of incorporation)                 File No.)          Identification No.)



IES Tower, Cedar Rapids, Iowa                              52401
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: 319-398-4411



Item 5.  Other Events.


      Dr. George Daly, Director of IES Industries Inc., has resigned effective April 3, 1996.



      The resignation letter from Dr. Daly is attached.



Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.



(c)  Exhibits

     99   Letter dated April 3, 1996.




                          SIGNATURES



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       IES INDUSTRIES INC.
                                          (Registrant)




               By /s/                       Lee Liu
                                          (Signature)
                                            Lee Liu
                               Chairman of the Board, President &
                                    Chief Executive Officer


Date:        April 8, 1996